Exhibit 4.1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

Certificate Number ___	RIVER VALLEY BANCORP Incorporated Under the Laws of the State of Indiana	________ Shares
See Reverse for Certain Definitions

This Certifies That	___________________________________________
is the registered owner of	_________________________________ (________)

FULLY PAID AND NONASSESSABLE SHARES OF THE FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, WITHOUT PAR VALUE AND WITH A LIQUIDATION PREFERENCE OF $1,000 PER SHARE, OF

River Valley Bancorp transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation, all amendments thereto, and the Code of By-Laws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference.

Witness the signatures of the duly authorized officers of the Corporation.

DATED: November 19, 2009

Matthew P. Forrester, President and Chief Executive Officer	Lonnie D. Collins, Secretary

THE ARTICLES OF INCORPORATION OF THE CORPORATION PROHIBIT CERTAIN PERSONS FROM ACQUIRING THE BENEFICIAL OWNERSHIP OF MORE THAN 10% OF ANY CLASS OF COMMON STOCK OF THE CORPORATION. A COPY OF THESE ARTICLES OF INCORPORATION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS OF FUTURE SERIES) OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-                       as tenants in common
TEN ENT--                      as tenants by the entireties
JT TEN--                      as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT
MIN
ACT--                      ________________                                           Custodian                          _______________
         (Cust)                                                              (Minor)

under Uniform Gift to Minors Act
____________________________________________________________
(State)

UNIF TRF MIN ACT ______________ Custodian (until age _____) _______________
         (Cust)                                                               (Minor)

under Uniform Transfers to Minors Act
____________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________20____

Signature:

Signature:

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.